Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Amended and Restated Credit Agreement, dated as of February 26, 2016 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the undersigned subsidiaries of the Borrower identified as guarantors (the “Guarantors”), the undersigned lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A.,  as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

INTRODUCTION

A.Reference is made to the Amended and Restated Credit Agreement dated as of November 26, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and the Administrative Agent.

B.The Borrower desires to amend the Credit Agreement as set forth herein in order to, among other things, (i) reduce the Aggregate Commitments thereunder from $250,000,000 to $100,000,000, (ii) modify the Borrowing Base to eliminate Eligible Equipment as a component thereof, and (iii) permit the Borrower to enter into a proposed senior secured term loan facility of up to $180,000,000 (the “Proposed Term Facility”).

C.The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement on the terms and conditions set forth in this Amendment.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Required Lenders, and the Administrative Agent hereby agree as follows:

Section 1.Definitions; References.  Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.Amendment to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“ABL Facility Priority Collateral” as defined in the Intercreditor Agreement; provided, that if the Term Loan Obligations Payment Date shall have occurred, ABL Facility Priority Collateral shall mean all Collateral.

“Intercreditor Agreement” means that certain Intercreditor Agreement dated as of the Third Amendment Effective Date among the Borrower, the Guarantors, the Administrative Agent, and the Term Loan Agent.

“Term Loans” mean the loans outstanding under the Term Loan Agreement.

“Term Loan Agent” means U.S. Bank National Association, as administrative agent and collateral agent for those lenders party to the Term Loan Agreement, together with its successors and assigns.

“Term Loan Agreement” means that certain Term Loan Credit Agreement dated as of February 17, 2016, as amended and supplemented from time to time, among the Borrower, U.S. Bank National Association, as administrative agent, and each lender from time to time party thereto.

“Term Loan Documents” means the “Loan Documents” as defined in the Term Loan Agreement, as the same may be amended, supplemented, waived, otherwise modified, extended, renewed, refinanced or replaced from time to time.

“Term Loan Obligations” as defined in the Intercreditor Agreement.

“Term Loan Obligations Payment Date” as defined in the Intercreditor Agreement.

“Third Amendment” means that certain Amendment No.  3 to Amended and Restated Credit Agreement dated as of February 26, 2016, among the Borrower, the Guarantors, the Administrative Agent and the Lenders signatory thereto.

“Third Amendment Effective Date” means February 26, 2016.

(b)Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Consolidated Senior Secured Indebtedness”, “Consolidated Senior Secured Leverage Ratio” and “Eligible Equipment” in their entirety therefrom.

(c)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Aggregate Commitments” in its entirety to read as follows:

“Aggregate Commitments” means the Commitments of all the Lenders.  As of the Third Amendment Effective Date, the Aggregate Commitments are $100,000,000.

(d)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Aggregate Commitments” in its entirety to read as follows:

“Availability Reserve” means the sum (without duplication) of (a) the Rent and Charges Reserve; (b) the Bank Product Reserve; (c) the Dilution Reserve; (d) all accrued Royalties, whether or not then due and payable by a Borrower; (e) the aggregate amount of liabilities secured by Liens upon ABL Facility Priority Collateral that are senior to Administrative Agent's Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); and (f) such additional reserves, in such amounts and with respect to such matters, as Administrative Agent in its Permitted Discretion may elect to impose from time to time.

(e)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Borrowing Base” in its entirety to read as follows:

“Borrowing Base” means, on any date of determination, an amount equal to the lesser of (a) the Aggregate Commitments; or (b) the sum, without duplication, of the following:

(i)85% of the Value of Eligible Accounts, plus

(ii)the lesser of (A) 85% of the Value of Eligible Unbilled Accounts or (B) $37,500,000, minus

(iii)the Availability Reserve.

This definition of “Borrowing Base” will not be modified to increase any of the advance rates or dollar sublimits stated above or add any new categories of eligible assets without the approval of Lenders holding at least two-thirds of the sum of the Total Outstandings and aggregate unused Commitments; provided that the unused Commitment of, and the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of this determination.

(f)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Cash Dominion Trigger Period” in its entirety to read as follows:

“Cash Dominion Trigger Period” means the period (a) commencing on the day that an Event of Default occurs, or Availability is less than the greater of 15% of the Aggregate Commitments or $15,000,000 and (b) continuing until, during each of the preceding 60 consecutive days, no Event of Default has existed and Availability has at all times exceeded the greater of 15% of the Aggregate Commitments or $15,000,000.

(g)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Financial Covenant Trigger Period” in its entirety to read as follows:

“Financial Covenant Trigger Period” means the period (a) commencing on the day that Availability is less than the greater of 15% of the Aggregate Commitments or $15,000,000 and (b) continuing until, during each of the preceding 30 consecutive days, Availability has at all times exceeded the greater of 15% of the Aggregate Commitments or $15,000,000.

(h)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Loan Documents” in its entirety to read as follows:

“Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) the Post Closing Agreement, (g) the Intercreditor Agreement, (h) each Issuer Document, (i) any arrangements entered into by any L/C Issuer and the Borrower pursuant to Section 2.03(a)(iii), (j) the First Amendment, (k) the Second Amendment, (l) the Third Amendment and (m) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement.

(i)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety to read as follows:

“Maturity Date” means the earliest to occur of (a) November 26, 2019 and (b) August 17, 2018 if an Acceptable 2019 Senior Notes Refinancing has not been completed by August 17, 2018.

(j)Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Weekly BBC Trigger Period” in its entirety to read as follows:

“Weekly BBC Trigger Period”  means the period (a) commencing on the day that an Event of Default occurs, or Availability is less than the greater of 12.5% of the Aggregate Commitments or $12,500,000 and (b) continuing until, during each of the preceding 30 consecutive days, no Event of Default has existed and Availability has at all times exceeded the greater of 12.5% of the Aggregate Commitments or $12,500,000.

(k)Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 2.14[Reserved].

(l)Section 6.01(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(e)a Borrowing Base Certificate prepared as of the end of the applicable period, as soon as available, but in any event (i) when no Weekly BBC Trigger Period is in effect, not later than 25 days after the end of each month and (ii) when a Weekly BBC Trigger Period is in effect, not later than 3 Business Days after the end of each week.  All calculations of Availability in any Borrowing Base Certificate shall originally be made by the Borrower and certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower, provided that the Administrative Agent may from time to time review and adjust any such calculation (A) to reflect its reasonable estimate of declines in value of any Collateral, due to collections received in the Dominion Accounts or otherwise; and (B) to the extent the calculation is not made in accordance with this Agreement or does not accurately reflect the Availability Reserve.

(m)Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.12.Covenant to Guarantee Obligations and Give Security. (a) With respect to (x) any Person that becomes a direct or indirect Subsidiary after the Closing Date (other than a CFC, a Subsidiary that is held directly or indirectly by a CFC or any Immaterial Domestic Subsidiary created or acquired after the Closing Date) and (y) any Immaterial Domestic Subsidiary (including Robota and BESI) that ceases to be an Immaterial Domestic Subsidiary, then the Borrower shall, at the Borrower’s expense:

(i)within 15 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents,

(ii)within 15 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to duly execute and deliver to the Administrative Agent a Security Agreement Supplement and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent (including delivery of other instruments of the type specified in Section 4.01(a)(iv) other than clause (A) thereof), securing payment of all the Obligations of such Subsidiary or such parent, as the case may be, under the Loan Documents and constituting Liens on all such property (other than Excluded Properties) purported to be subject to such Collateral Document,

(iii)within 15 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), cause such Subsidiary and each direct and indirect parent of such Subsidiary (if it has not already done so) to take whatever action (including the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on the properties purported to be subject to the Security Agreement Supplement and security and pledge agreements delivered pursuant to this Section 6.12, enforceable against all third parties in accordance with their terms, and

(iv)within 60 days after such formation or acquisition or ceasing to be an Immaterial Domestic Subsidiary (or such longer period as may be agreed by the Administrative Agent in its sole discretion), deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (i), (ii) and (iii) above, and as to such other matters as the Administrative Agent may reasonably request.

(b)Upon the acquisition of any property by any Loan Party of a type that is intended to be Collateral, if such property, in the judgment of the Administrative Agent, shall not already be subject to a perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties, then the Borrower shall, at the Borrower’s expense:

(i)within 30 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), furnish to the Administrative Agent a description of the property so acquired in detail satisfactory to the Administrative Agent,

(ii)within 15 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), (A) cause the applicable Loan Party to duly execute and deliver to the Administrative Agent Security Agreement Supplements and other security and pledge agreements, as specified by and in form and substance satisfactory to the Administrative Agent, securing payment of all the Obligations of the applicable Loan Party under the Loan Documents and constituting Liens on all such personal properties and (B) cause the applicable Loan Party to take whatever action (including the filing of Uniform Commercial Code financing statements, the giving of notices and the endorsement of notices on title documents) may be necessary or advisable in the opinion of the Required Lenders to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and subsisting Liens on such property, enforceable against all third parties,

(iii)within 60 days after such acquisition (or such longer period as may be agreed by the Administrative Agent in its sole discretion), deliver to the Administrative Agent, upon the request of the Administrative Agent in its sole discretion, a signed copy of a favorable opinion, addressed to the Administrative Agent and the other Secured Parties, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to the matters contained in clauses (ii) and (iii) above and as to such other matters as the Administrative Agent may reasonably request, and

(c)At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may reasonably deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens of, such guaranties, Security Agreement Supplements and other security and pledge agreements.

(d)Upon Robota, BESI or any other Domestic Subsidiary becoming a guarantor of any of the Senior Notes or the Term Loan Obligations, such Person shall be deemed to be a “Guarantor” for purposes of this Agreement and the Borrower shall promptly cause such Person to duly execute and deliver to the Administrative Agent a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the other Loan Parties’ obligations under the Loan Documents and to deliver such other Loan Documents and take such other actions specified in clause (a) above within the time frames specified therein.

(d)Notwithstanding the foregoing, if, as of the end of any fiscal quarter, the Immaterial Domestic Subsidiaries collectively (i) generated more than 5% of Consolidated EBITDA for the Measurement Period most recently ended for which financial statements of the Borrower are available or (ii) own net assets that have an aggregate fair market value equal to or greater than 5.0% of Consolidated Tangible Assets of the Borrower, then in each case the Borrower shall cause one or more of such Immaterial Domestic Subsidiaries to execute a joinder agreement (or agreements) such that after giving effect thereto, (A) all such remaining Immaterial Domestic Subsidiaries that are not Guarantors generated less than 5% of Consolidated EBITDA for such Measurement Period and (B) the total net assets owned by all such remaining Immaterial Domestic Subsidiaries that are not Guarantors will have an aggregate fair market value of less than 5.0% of the Consolidated Tangible Assets of the Borrower.

(n)Section 6.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

6.19[Reserved].

(o)Section 7.01(l) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(l)Liens on property of the Borrower and its Subsidiaries securing Indebtedness permitted under Section 7.02(m);

(p)Section 7.02 of the Credit Agreement is hereby amended by (i) deleting “and” from the end of clause (k), (ii) replacing the period at the end of clause (l) with “; and” and (iii) adding a new clause (m) to the end thereof, which shall read in its entirety as follows:

(m)the Term Loans incurred by the Borrower in an aggregate principal amount not to exceed $180,000,000 at any time outstanding and any Indebtedness refinancing, extending, renewing or replacing the Term Loans to the extent consummated pursuant to documentation in form and substance satisfactory to the

Administrative Agent; provided that the aggregate principal amount of the Term Loans, or any such Indebtedness refinancing, extending, renewing or replacing the Term Loans, shall not exceed $180,000,000 (plus any accrued and unpaid interest and premium thereon plus other amounts paid, and fees and expenses incurred, in connection with such Refinancing).

(q)Section 7.09 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.09.Burdensome Agreements.  Enter into or permit to exist any Contractual Obligation (other than this Agreement, any other Loan Document or any Term Loan Document) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, except for any agreement in effect (A) on the date hereof and set forth on Schedule 7.09 or (B) at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, (ii) of any Subsidiary to Guarantee the Obligations or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on its property to secure the Obligations; provided, however, that this clause (iii) shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under Section 7.02(f) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure the Obligations.

(r)Section 7.11(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)[Reserved].

(s)Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.15.Prepayments, Etc. of Indebtedness.  Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except (a) the prepayment of the Credit Extensions in accordance with the terms of this Agreement, (b) regularly scheduled payments of principal in respect of the Term Loan Agreement or Indebtedness set forth on Schedule 7.02, (c) refinancings, refundings, extensions or renewals of Indebtedness to the extent such refinancing, refunding, extension or renewal is permitted by Sections 7.02(d) or 7.02(g), (d) the conversion to or exchange for Equity Interests of convertible or exchangeable debt securities permitted under Sections 7.02(d) or 7.02(g), and customary payments in cash in lieu of fractional shares in connection therewith, (e) the prepayment, purchase or other satisfaction of the Senior Notes by the Borrower in an aggregate principal amount not to exceed $100,000,000; provided that, (i) no Default or Event of Default exists or would result from such prepayment, purchase or other satisfaction, and (ii) pro forma Liquidity shall be at least $200,000,000 after giving effect to such prepayment, purchase or other satisfaction, (f) the cancellation or other satisfaction of any Permitted Purchased Notes purchased by the Borrower or other Loan Party in compliance with this Section 7.15; and (g) mandatory prepayments of the Term Loans as required by the Term Loan Agreement.

(t)Section 8.01(l) of the Credit Agreement is hereby amended by deleting the words “or Equipment” therefrom.

(u)Schedule 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.01 attached hereto as Annex A.

(v)Exhibit D of the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto as Annex B.

Section 3.Representations and Warranties.  The Loan Parties each represent and warrant that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents, as amended in accordance with this Amendment, are valid and subsisting and secure the Secured Obligations (as defined therein).

Section 4.Effect on Credit Documents.  Except as amended hereby or in accordance herewith, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.  Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated.  The Loan Parties acknowledge and agree that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

Section 5.Conditions to Effectiveness.  This Amendment shall be effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions has been satisfied:

(a)Counterparts. The Administrative Agent’s receipt of the following (which may be by electronic transmission), and in the case of documents delivered by a Loan Party, each properly executed by a Responsible Officer of such Loan Party, each dated the Third Amendment Effective Date and each in form and substance satisfactory to the Administrative Agent and each of the Lenders party hereto:

(i)counterparts of this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(ii)counterparts of the Intercreditor Agreement executed by the Borrower, the Guarantors, the Administrative Agent, and the Term Loan Agent in the form attached hereto as Annex C (the “Intercreditor Agreement”);

(iii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;

(iv)such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is in good standing in the jurisdiction of its incorporation or formation; and

(v)a legal opinion of Andrews Kurth LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders, covering such matters as the Administrative Agent may reasonably request.

(b)No Material Adverse Change.  Since December 31, 2014, no material adverse change, in the opinion of the Administrative Agent, in the business, assets, properties, liabilities, operations or condition (financial or otherwise) of Borrower and Guarantors, taken as a whole, has occurred.

(c)Proposed Term Facility.  The Proposed Term Facility shall be consummated pursuant to documentation in form and substance satisfactory to the Administrative Agent, and the closing date term loans thereunder shall have been made.

(d)Fees.  Any fees required to be paid to the Administrative Agent and the consenting Lenders on or before the Third Amendment Effective Date shall have been paid.

(e)Expenses.  Unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (including any local counsel) to the extent invoiced prior to the Third Amendment Effective Date.

(f)Other Documents.  The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Loan Parties shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

Section 6.Reaffirmation of Guaranty.  By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.

Section 7.Intercreditor Agreement.  Each Lender hereby consents to the terms of, and authorizes the Administrative Agent to enter into, the Intercreditor Agreement, and each Lender agrees that the terms of the Intercreditor Agreement shall be binding on such Lender and its successors and assigns as if it were a party thereto.

Section 8.Release of Security Interests, Further Assurance, Etc.

(a)Upon the occurrence of the Third Amendment Effective Date, all of the Administrative Agent’s security interests in and liens on the Term Loan Priority Collateral (as defined in the Intercreditor Agreement) shall automatically be released and discharged without recourse, representation or warranty of any kind, express or implied, and the Lenders hereby authorize such release and discharge by the Administrative Agent. Each of the Loan Parties hereby releases the Administrative Agent and the Lenders from any duty, liability or obligation (if any) under the Loan Documents in respect of the Term Loan Priority Collateral.

(b)The Administrative Agent will (i) at the request of the Borrower or any other Loan Party execute appropriate amendments to any existing UCC financing statements, (ii) together with the Loan Parties amend and restate the Security Agreement to reflect the continuing collateral for the Secured Obligations, after giving effect to the release of the Term Loan Priority Collateral and (iii) at the request of the Borrower or any other Loan Party execute such additional termination and release documents, instruments and other writings, and take such other action, as the Borrower or any other Loan Party may reasonably request to effect or evidence the release of the Administrative Agent’s security interest in the Term Loan Priority Collateral, but, in each case, without recourse, representation or warranty of any kind, express or implied, and at the sole cost and expense of the Loan Parties.

Section 9.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK.

Section 10.Miscellaneous.  The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment.  This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.

Section 11.ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follows.]

EXECUTED as of the first date above written.

BORROWER:

BASIC ENERGY SERVICES, INC.

By: /s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

GUARANTORS:

ACID SERVICES, LLC

ADMIRAL WELL SERVICE, INC.

BASIC ENERGY SERVICES GP, LLC

BASIC ESA, INC.

BASIC MARINE SERVICES, INC.

CHAPARRAL SERVICE, INC.

FIRST ENERGY SERVICES COMPANY

GLOBE WELL SERVICE, INC.

JETSTAR ENERGY SERVICES, INC.

JETSTAR HOLDINGS, INC.

JS ACQUISITION LLC

LEBUS OIL FIELD SERVICE CO.

Maverick Coil Tubing Services, LLC

Maverick Solutions, LLC

Maverick Stimulation Company, LLC

Maverick Thru-Tubing SERVICES, LLC

MCM Holdings, LLC

MSM Leasing, LLC

PERMIAN PLAZA, LLC

PLATINUM PRESSURE SERVICES, INC.

SCH DISPOSAL, L.L.C.

SLEDGE DRILLING CORP.

The Maverick Companies, LLC

XTERRA FISHING & RENTAL TOOLS CO.

By:/s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

BASIC ENERGY SERVICES, L.P.

By:  Basic Energy Services GP, LLC, its sole general partner

By:  Basic Energy Services, Inc., its sole member

By:/s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

TAYLOR INDUSTRIES, LLC

By:/s/Alan Krenek

Name:Alan Krenek

Title:Senior Vice President, Chief Financial Officer, Treasurer and Secretary

BASIC ENERGY SERVICES LP, LLC

By:/s/Jerry Tufly

Name:Jerry Tufly

Title:Sole Manager and President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as Administrative Agent

By:/s/Hance VanBeber

Name:Hance VanBeber

Title:Sr. Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

BANK OF AMERICA, N.A.,

as a Lender, L/C Issuer and Swing Line Lender

By:/s/Hance VanBeber

Name:Hance VanBeber

Title:Sr. Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:/s/Reza Sabahi

Name:Reza Sabahi

Title:Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:/s/Laurel Varney

Name:Laurel Varney

Title:Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

ZB, N.A. DBA AMEGY BANK

By:/s/Michael Threadgill

Name:Michael Threadgill

Title:Officer

By:/s/James Day

Name:James Day

Title:Senior Vice President

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

GOLDMAN SACHS BANK USA, as lender

By:/s/Jerry Li

Name:Jerry Li

Title:Authorized Signatory

Signature Page to Amendment No. 3 to Amended and Restated Credit Agreement

Basic Energy Services, Inc.

ANNEX A

SCHEDULE 1.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage
Bank of America, N.A.	$35,000,000.00	35.000000000%
Wells Fargo Bank, National Association	$25,000,000.00	25.000000000%
Capital One, National Association	$16,666,666.67	16.666666667%
Comerica Bank	$13,333,333.33	13.333333333%
Amegy Bank, N.A.	$10,000,000.00	10.000000000%
TOTAL	$100,000,000.00	100.000000000%

ANNEX B

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ________, ____

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of November 26, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Basic Energy Services, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The undersigned hereby certifies as of the date hereof that he/she is the ___________________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 f or fiscal year-end financial statements]

1.The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 f or fiscal quarter-end financial statements]

1.The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

[Use following paragraph 1 for month-end financial statements if a
Financial Covenant Trigger Period is in effect]

1.The Borrower has delivered the unaudited financial statements required by Section 6.01(c) of the Agreement for the month ended as of the above date.  Such financial statements fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or-

[to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Sections 5.05(a) and (b) of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b) and (c) of the Agreement, respectively.

5.The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of ,

BASIC ENERGY SERVICES, INC.
By:
Name:
Title:

For the Quarter/Year/Month ended ___________________, ____
(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.Consolidated Leverage Ratio.
A.Consolidated Funded Indebtedness (not including Permitted Purchased Notes held by any Loan Party) at Statement Date	$_____
B.Consolidated EBITDA for Measurement Period ending on above date (“Subject Period”) as per Schedule 2:	$_____
C.Consolidated Leverage Ratio (Line I.A. ÷ Line I.B.):	____ to 1
II.Section 7.11(b) – Consolidated Fixed Charge Coverage Ratio.
A.Consolidated EBITDA for Subject Period (Line I.B. above):	$_____
B.Capital Expenditures for Subject Period (except those financed with borrowed money other than Revolver Loans) and cash taxes paid:	$_____
C.Line II.A. - Line II.B.:	$_____
D.Consolidated Interest Charges for the Subject Period:	$_____
E.Scheduled principal payments on borrowed money during Subject Period:	$_____
F.Restricted Payments made during Subject Period:	$_____
G.Consolidated Fixed Charges for the Subject Period (Lines II.D. + II.E. + II.F.):	$_____
H.Consolidated Fixed Charge Coverage Ratio (Line III.C. ÷ Line II.G.):	____ to 1
Minimum required:	1.00 to 1
III.Section 7.12 – Capital Expenditures.
A.Aggregate Capital Expenditures by the Borrower and its Subsidiaries made during fiscal year to date:	$_____
B.12.5% of Consolidated Tangible Assets of the Borrower at Statement Date:	$_____
C.The greater of Line III.B. and $160,000,000:	$_____
D.Covenant Compliance (Line III.A. < III.C.):	[Yes] [No]

For the Quarter/Year/Month ended ___________________
(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ non-cash expenses
+ non-cash stock-based compensation expenses
+ costs of refinancing Senior Notes
+ amount expensed in connection with tender for / redemption of Senior Notes
-income tax credits
-non-cash income
= Consolidated EBITDA

ANNEX C

[Attached]